www.prodecotech.com        800.943.6190

EXHIBIT 10.12

NEW DEALER ACCOUNT APPLICATION

As a prospective account, you must provide the following:

1.

Completed and signed dealer application.

2.

Copy of your Certificate of Liability Insurance for your business.

3.

Copy of state sales tax certificate or resale certificate.

4.

Copy of business license and/or occupational license.

5.

A brief summary (1 paragraph) of your company’s business products and strategy.

6.

Photos of your retail/commercial business location: including storefront with signage, merchandising, and the service repair area if available.

7.

A current advertisement with your company name.

Thank you for your interest in establishing a dealer account with “Prodecotech”.  We are passionate about our bicycles and our friendly, knowledgeable customer support team will guide you through the process.

Please complete the application and initial each page; keep in mind that incomplete paperwork can delay your application.  “Prodecotech” reserves the right to approve or refuse an account based on our own criteria. If you have any questions, please contact sales@prodecotech.com.

“Prodecotech” is dedicated to serving our dealers and to ensure we protect them; your business must operate as a brick-and-mortar business. Internet sales are only approved through the dealers’ webpage and will not be permitted to sell on eBay or any other auction, or discount site. To be considered a brick and mortar business, your shop must be:

1.

Clearly identifiable as a retail shop with dedication to the servicing your customers.

2.

Committed to maintaining “Prodecotech” standards.

a)

All dealer candidates must demonstrate the ability to conduct themselves in an ethical, professional and courteous manner with “Prodecotech” throughout the application process and thereafter.

b)

Web, Mail Order, Mobile repair accounts must have a physical retail location that allows the business to serve its customers during regular business hours.

c)

All “Prodecotech” dealers are to service “Prodecotech” products and customers regardless of point of purchase.

d)

Controllers, batteries, motors and chargers will need to be sent back to Prodecotech for testing if replaced under warranty.

e)

“Prodecotech” only pays for labor for the first 30 days at the listed rates in the dealer agreement. Any charges over the listed rates will need to be authorized in advance by “Prodecotech”. (Exhibit C.)

f)

We prefer all our new dealers to launch their account with at least 8 bikes but if space does not permit, there is only a 4 bike minimum for the initial order.

Please submit your signed, completed application and required additional documents to: sales@prodecotech.com  or you may fax them to 954-974-6729.

Initials: ________ “Prodeco” ________“Dealer”

www.prodecotech.com        800.943.6190

“Prodecotech” reserves the right to close an account if the dealer fails to comply with any part spelled out in this agreement, including failure to provide true or complete information on this application.

         Date offered via Fax or Email ___________, 20___

Authorized Dealer Agreement

Please submit your signed, completed application and required additional documents to: sales@prodecotech.com or FAX them to: 954-974-6729

Legal Business Name: _____________________________ Contact Name: _____________________

Street Address: _____________________________________________________________________

__________________________________________________________________________________

City, State, Zip: _____________________________________________________________________

Phone Number: _______________ Cell Number: _______________ Fax Number: ________________

Website: _____________________________ Email: _______________________________________

Years in Business: ________    Number of locations: ________

Ownership Type:   Partnership/LLP    ☐               Corporation/ LLC   ☐                 Sole Proprietorship ☐

FED Tax ID Number: __________________ Sales Tax Number: ______________________________

Authorized Purchasers:   ______________________________________________________________

Bike Reseller and Service Center   ☐

By signing I certify that the information provided herein is true and correct and I am authorized to execute this agreement on the businesses behalf. I affirmatively attest that I have read, clearly understand and agree to the terms and conditions noted in the application on behalf of the applicant. The responses and information provided herein are complete, accurate and truthful. I am authorized to execute this application.

/S/____________________________________

Authorized signature

______________________________________

Printed name

_____________________________________

Title

_____________________________________

Date

Initials: ________ “Prodeco” ________“Dealer”

www.prodecotech.com        800.943.6190

This AGREEMENT, to become effective ______________, 20___ (hereafter called "Agreement") between “Prodecotech” at 1201 NE 38th St suite B1 Ft. Lauderdale, Fl 33334, (hereafter called "Prodecotech") and _________________________________ (hereafter called “Dealer”) located at the above address for the retail sale and servicing of “Prodecotech’s” products covered by this “Agreement”.

I. Purpose of this “Agreement” – To establish “Dealer” as an authorized reseller/service center for“ Prodecotech” with the non-exclusive right to sell and service a selection of “Prodecotech’s” products (list of products authorized for resale is attached as Exhibit A. Part 1. hereafter called “Products”) in the trade area served by “Dealer” and to establish the responsibilities of the parties. The trade area will consist of the authorized territory and sales channels set forth.

II. Terms of Sale

Product Cost – The price to “Dealer” for “Products” shall follow “Prodecotech’s” current standard USA Domestic Product price list as shown in Exhibit A. Part 2. “Prodecotech” has the right to change the “Products” offering, the terms and MSRP pricing at any time and will give notice to “Dealer” of such changes prior to the effective date of change.

MAP Pricing – “Dealer” must adhere to the MAP pricing for advertisements and follow “Prodecotech’s” MAP pricing as shown in Exhibit A. “Dealer’s” whom do not follow MAP pricing will have their account terminated and be in default of the agreement.

Territory and Sales Channels -“Dealer” is authorized to sell “Products” in the following territory and channels:

Territory: ___________________________________________________________________

Channels: __________________________________________________________________

Off limit channels/customers – National accounts are exclusive to “Prodecotech” and off limits to “Dealer” unless approved in writing prior to the “Dealer” contacting of such accounts. National accounts include USA retailers with 25 store locations or more throughout USA territories, or annual sales in excess of $100,000,000 unless approved in writing prior to “Dealer” contacting such accounts. No ebay advertisements are allowed unless specifically approved in writing.

Internet sales – Internet sales are not exclusive to any dealer or dealer and not considered part of the exclusive zone or sales channels.

Shipping – FOB “Prodecotech”, Ft Lauderdale, Florida. Products shall be sent by Freight Carrier, Federal Express or any other courier at the discretion of “Prodecotech” unless other means are requested by “Dealer”. “Dealer” agrees to pay for shipping and insurance according to terms of the order.

Taxes/Duties – Any duties, taxes, governmental or broker charges for international orders incurred by the “Dealer” for their shipments are the sole responsibility of the “Dealer”.

Drop Shipping – “Dealer” shall be approved prior to be allowed to drop ship orders and follow prices as shown in Exhibit A. part 2, drop ship pricing column.

Payment – Payment for “Products” will be pre-paid prior to shipment by “Prodecotech”. Any other terms are subject to “Prodecotech’s” written agreement. For International orders a 30% deposit is required prior to building an order and the remainder paid upon completion.

Initials: ________ “Prodeco” ________“Dealer”

www.prodecotech.com        800.943.6190

Warranty – “Products” are sold subject to the applicable “Prodecotech's” standard printed warranty found in “Products” manual enclosed with each product sold and attached as Exhibit B. “Dealer” is not authorized to accept or commit, on “Prodecotech's” behalf, any liabilities in connection with “Dealer's” sale of “Products” other than as set forth in “Prodecotech’s” standard warranty.

III. Authorized Service Center

At all times during the Term of this Agreement, Service Center agrees:

a.

It has and it shall at all times maintain adequate, suitable and clean facility, associated tools and equipment,  all as are necessary to ensure the efficient and timely performance by Service Center.

b.

“Appointed Services” means the performance of, without limitation, service, repair, regular maintenance, warranty, recall on “Prodecotech” products, regardless of point of purchase, including, if required, the use of genuine “Prodecotech” products and parts purchased from “Prodecotech”.

c.

To promptly provide, upon “Prodecotech’s” direction, any records regarding “Prodecotech” in a format as may be requested by “Prodecotech”, to enable “Prodecotech” to conduct or issue, without limitation, product recalls, safety alerts, warranty notices, technical service bulletins, or otherwise.

d.

To at all times cooperate and use its best efforts to assist “Prodecotech” in the dissemination and/or the timely performance of, without limitation, any product safety alerts, recalls, technical service bulletins, etc., should they arise, or any other information as may be requested by “Prodecotech”.

e.

It shall procure and at all times maintain at its own cost and expense, without limitation, all current and future required licenses, permits and governmental approvals as applicable to enable Service Center, its facilities, and its Technician(s) to lawfully comply with all of the sections of this Agreement.

f.

Not  to install or otherwise use any “Prodecotech” product or part except in strict accordance with its intended use/application, applicable “Prodecotech” instructions, and local, state and federal laws where Service Center is located or where it performs Services.

g.

To provide its “Prodecotech” customers, with such information and/or documentation as “Prodeco” may direct from time to time.

h.

To serve as “Prodecotech’s”  liaison and promptly handle, in coordination with “Prodecotech” the following, without limitation, as “Prodecotech” deems appropriate and as it may direct, all inquiries, orders and complaints that Service Center receives regarding “Prodecotech” products, including complaints regarding Service Center's performance.

i.

It shall not submit any claims, whether warranty, recall, or otherwise, to “Prodecotech” that is not identified as a “Prodecotech” reimbursable cost or charge associated with Service Center’s Services, or charge customers for any Services that have not been first authorized in writing by “Prodecotech”.

Prices of “Parts” outside of the warranty period – The price to “Service Center/Dealer” for parts outside of the warranty coverage shall be equal to “Prodecotech’s” current standard US domestic Service Center price list (Detailed lists per model will be furnished upon acceptance of agreement). “Prodecotech” has the right to change the “Products” and “Parts” offering including terms and prices at any time. Prodecotech will give notice to “Service Center” of such changes prior to the effective date of change.

Initials: ________ “Prodeco” ________“Dealer”

www.prodecotech.com        800.943.6190

Shipping charges of “Parts” outside of the warranty period – FOB Prodecotech, Pompano, Florida. “Parts” shall be sent by Freight Carrier, Federal Express or any other courier at the discretion of “Prodecotech” unless other means are requested by “Service Center/Dealer”. “Service Center/Dealer” agrees to pay for shipping and insurance according to sales order/invoice.

Payment – Payment for “Parts” outside of the warranty period will be in full payment prior to shipment by “Prodecotech”.

Warranty – “Products” and “Parts” are sold subject to the applicable “Prodecotech's” standard printed warranty attached as found in “Products” manual enclosed with each product sold (a copy of the standard warranty is attached as Exhibit B.). “Service Center” is not authorized to accept or commit, on “Prodectech's” behalf, any liabilities in connection with “Service Center/Dealer” sale of “Products” or “Parts” other than as set forth in “Prodecotech’s” standard warranty.

Request for Parts – “Service Center/Dealer” will fill out Warranty Part Replacement form (attached as Exhibit C.) and either email, fax or call Prodecotech Customer Service at 800-943-6190 with the information to obtain part replacement.

Parts and Service – “Dealer” shall encourage retail customers to use “Prodecotech’s” original equipment parts in their repair and replacement of “Products” outside of warranty in order to maintain “Prodecotech’s” high quality performance. “Prodecotech” will furnish “Dealer” with warranty parts in a timely manner. Upon the situation of an original part not being available under warranty, “Prodecotech” will furnish a compatible part of equal or higher quality to “Dealer”. “Dealer” will send to “Prodecotech” parts being replaced by warranty issues in a timely manner unless written approval by “Prodecotech” allowing “Dealer’s” request for “Dealer” not to return warranty part being replaced.

Out of Stock – “Prodecotech” maintains a complete inventory of all parts on hand. In the rare occasion a part is not available. “Prodecotech” will furnish a compatible part of equal or higher quality to “Service Center/Dealer”.

Returning of Warranty Covered “Parts” – “Service Center/Dealer” will store defective “Parts” covered under warranty until “Prodecotech” requests for the parts to be send back to us.

IV. Additional Obligations of “Prodecotech” and “Dealer”

 Marketing – “Prodecotech” shall furnish “Dealer” with Hi Res images and detailed specifications of “Products” in assisting “Dealer” and their customers with the promoting of “Products”. “Dealer” shall use its best efforts to promote the resale of “Products” to realize a maximum sales potential for the “Products” in the territory and channels. If “Dealer” wishes to create its own “single occasion” marketing material or issue a “single occasion” discounted sale price, “Dealer” shall prior to its use of such materials or discounts submit examples and pricing to “Prodecotech” for a written “single occasion” approval with date limits.

Training – “Dealer” will properly train sales and service staff on the functions of “Products”. “Dealer” will make available to its staff all manuals, documents, brochures, catalogs, videos and support material furnished by “Prodecotech” for assisting in the sale and servicing of “Products”.

New Locations – If “Dealer” intends to open any additional business locations, sales channels or service of “Products” other than described in Section II under Paragraph B of this “Agreement”, “Dealer” must initially obtain written approval from “Prodecotech” prior to “Dealer” offering “Products” for sale in new locations.

Initials: ________ “Prodeco” ________“Dealer”

www.prodecotech.com        800.943.6190

Purchasing – “Dealer” shall only purchase products shown on Exhibit A of this “Agreement” from “Prodecotech”. “Prodecotech” will make available to “Dealer” for immediate delivery “Products” in stock and on hand in “Prodecotech’s” warehouses and storage facilities. “Prodecotech” shall not hold “Products” from shipping to “Dealer” while “Dealer” is in compliance with this “Agreement”.

V. Term and Termination

The term of this “Agreement” shall be for a period of one (1) year, commencing on the effective date hereof. This “Agreement” shall be automatically renewed for successive terms of one (1) year each unless either party shall give the other notice of non-renewal not less than thirty (30) days prior to the end of the then current term or unless this “Agreement” is otherwise terminated as provided herein. Unless otherwise provided by applicable state law, either party may terminate this “Agreement” without cause and for any reason, upon not less than thirty (30) days written notice given to the other party. Nothing contained herein shall prevent “Prodecotech” from immediately terminating this “Agreement” in the event of bankruptcy or insolvency of “Dealer”, “Dealer's” failure to pay any amounts owing “Prodecotech” when due. Upon termination for any reason, all amounts owed to “Prodecotech” will become immediately due and payable. This Agreement shall continue in full force and effect until the indebtedness is paid in full; and all representations and warranties and all provisions herein for indemnity of “Prodecotech” (and any other provisions herein specified to survive) shall survive payment in full of the indebtedness and any release or termination of this Agreement.

VI. Repurchase

In the event this “Agreement” is terminated, “Prodecotech” has a right but not an obligation to purchase back from “Dealer” all new, unused, current, complete and undamaged “Products” at the price of original invoice less any applicable discounts or payments made thereon and less a fifteen (15) % restocking charge, computed on “Dealer's” net cost. In addition, “Prodecotech” has a right but not an obligation to purchase back “Dealer's” “Products” parts subject to such parts being current, unused and in a new physical condition and appearance, including packaging, and suitable for reshipment by “Prodecotech” to other dealers. “Prodecotech” will not repurchase parts whose condition may have deteriorated while in “Dealer’s” inventory. The price to be paid or credited to “Dealer's” account for such parts will be at current “Dealer’s” net cost less a fifteen (15) % restocking charge. “Dealer” will provide invoices showing proof of purchase from “Prodecotech”.

VII. Authorized Dealer, Trademarks and Brand Name

“Dealer” is hereby licensed to use “Prodecotech’s” name and trademarks in the normal course of distributing “Prodecotech’s” “Products” and performing related services under this “Agreement”. Dealer agrees not to use “Prodecotech’s” name as part of “Dealer's” name or in any manner which would misrepresent the relationship between “Dealer” and “Prodecotech”. “Dealer” may represent itself as an "authorized dealer" of “Prodecotech”, and may use “Prodecotech’s” name and “Products” model names in the promoting of “Products”. Upon termination of this “Agreement”, “Dealer” shall immediately cease representing itself as a “Dealer” of “Prodecotech” and shall cease use of all “Prodecotech” names, model names, trademarks and any signs or other material, of whatever nature, identifying “Dealer” as a dealer of “Prodecotech” shall be removed or obliterated.

VIII. Mutual Indemnities

Each party shall indemnify and hold the other harmless for any losses, claims, damages, awards, penalties, or injuries incurred by any third party, including reasonable attorney's fees, which arise from any alleged breach of such indemnifying party's representations and warranties made under this agreement. The indemnifying party shall have the sole right to defend such claims at its own expense. The other party shall provide, at the indemnifying party's expense, such assistance in investigating and defending such claims as the indemnifying party may reasonably request. This indemnity shall survive the termination of this Agreement.

Initials: ________ “Prodeco” ________“Dealer”

www.prodecotech.com        800.943.6190

Indemnification Dealer shall at its own expense, and does hereby agree to, protect, indemnify, reimburse, defend and hold harmless “Prodecotech” and its directors, officers, agents, employees attorneys, successors and assigns from and against any and all liabilities (including strict liability), losses, suits, proceedings, settlements, judgments, orders, penalties, fines, liens, assessments, claims, demands, damages, injuries, indebtedness, costs, disbursements, expenses or fees, of any kind or nature (including attorneys' fees and expenses paid or incurred in connection therewith, at trial and appellate levels and in any  administrative or bankruptcy proceedings) arising out of or by reason of any action, or inaction of “Prodecotech” in connection with this Agreement, the Documents or the Product and the failure of Dealer to fulfill any of its obligations under this Agreement, any invoice issued for Product provided by “Prodecotech” to Dealer or in any way relating to the Product.  The indemnifications of this Section shall survive the full payment and performance of the Dealer's indebtedness under this Agreement and the Documents.

IX. Confidentiality and Non-Disclosure Agreement

“Prodecotech” and “Dealer” wish to define the rights and obligations of each other with respect to their handling and disclosure of Confidential Information as it pertains to the respective business relationship of both “Prodecotech” and Dealer”.

“Prodecotech” and “Dealer” agrees to the following:

Confidential Information is any information relating to prices for “Products” and business practices (including pending or potential projects or business opportunities of “Dealer”) of either party, whether or not reduced to writing or other tangible expression, which the disclosing party considers to be proprietary and confidential.

Confidential Information shall include but not be limited to terms and pricing, technical and other specifications for “Products” and all information clearly identified as confidential.

Confidential Information will not include any information which: i) is already known to the receiving party prior to the time of disclosure by the disclosing party; ii) is available or becomes generally available to the public other than through a breach of “Agreement” by the receiving party; iii) is acquired or received rightfully and without confidential limitation by the receiving party from a third party; iv) is independently developed by the receiving party without breach of Agreement; or v) the disclosure of which is required by law or governmental order. If the receiving party becomes legally required to disclose Confidential Information, or any part thereof the receiving party will give the disclosing party prompt advance notice of such requirement.

Both parties agree to hold Confidential Information in confidence during the term of this “Agreement” and for a period of two years after termination of this “Agreement”. “Dealer” agrees to take all reasonable steps to ensure that Confidential Information is not disclosed or distributed by its employees, representatives or agents in violation of the terms of this “Agreement”.

All Confidential Information furnished under this Agreement is and shall remain the property of “Prodecotech” and shall be returned or otherwise disposed of by the “Dealer” as instructed by “Prodecotech” promptly upon demand or upon the termination or expiration of this Agreement.

X. General

“Dealer” is not an agent of “Prodecotech” nor is “Dealer” authorized to incur any obligations or make any representations on behalf of “Prodecotech” the company.

This “Agreement” is binding on the parties, their heirs, executors, administrators, successors, and assignors.

Initials: ________ “Prodeco” ________“Dealer”

www.prodecotech.com        800.943.6190

“Dealer” may not assign this “Agreement” or any provisions thereof to another dealer or party without the written approval of “Prodecotech”.

All understandings and agreements between the parties are contained in this “Agreement” which supersedes and terminates all other agreements between the parties, written or oral.

“Prodecotech” reserves the right to modify and/or update this “Agreement” consistent with the modification and/or updating of all agreements “Prodecotech” has with other similar dealers, and replace or substitute such modified or updated agreement for this “Agreement” and such replacement or substitution shall not constitute termination of this “Agreement”. Failure of “Dealer” to execute such replacement or substitution agreement within 30 days of it being offered shall constitute automatic termination of this “Agreement” by “Dealer”.

Force Majeure- Neither party shall be responsible for any failure to carry out its obligation hereunder which is due to causes beyond its control, including, but not limited to, acts of God, public enemy, fires, floods, epidemics, strikes, embargoes, severe weather, war, or delays of supply due to such causes.

Limitation of Liability/Waivers and Disclaimers “Prodecotech” shall not be liable for any damages whatsoever or claims of any kind, whether based on contract, warranty, tort including negligence or otherwise, or for any loss or damage arising out of, connected with, or resulting from, this Agreement, or from the performance or breach thereof, or with respect to any and all goods covered by or furnished under this Agreement.  In no event shall “Prodecotech” be liable for special, incidental, exemplary or consequential damages including, but not limited to, loss of profits or revenue, loss of use of the Product or any associated equipment,  cost of capital, cost of purchased power, cost of substitute products or equipment, facilities or services, downtime costs, or claims or damages of Dealer or employees, agents or contractors of Dealer for such damages, regardless of whether such claims or damages are based on contract, warranty, or tort including negligence or otherwise.  “Prodecotech” shall not be liable for any delay or failure to perform its obligations due to any cause beyond its reasonable control, including, without limitation, fire, weather, accident, act of public enemy, war, rebellion, insurrection, strike, lockout, work slowdown, or similar industrial or labor action, sabotage, transportation delay, shortage of raw material, energy or machinery, act of God, acts or omissions of Dealer, or the order or judgment of any federal, state, local or foreign court, administrative agency or governmental officer or body.  Claims for shortages must be reported within twenty-four (24) hours. Except as expressly provided in this Agreement, “Prodecotech” makes no warranties, express or implied, and specifically disclaims any warranty of merchantability, fitness for a particular purpose, title or non-infringement or any warranty arising by usage of trade, course of dealing or course of performance nor does “Prodecotech” warrant that the Product will meet Dealer's requirements. “Prodecotech” does not authorize anyone to make a warranty of any kind on its behalf and customer should not rely on anyone making such statements.

Organization, Power and Authority/Validity of Documents Dealer is (A) an entity duly organized, validly existing and in good standing under the laws of the state or country of its incorporation or creation, (B) has the power and authority to carry on its business as now being conducted, (C) is in compliance with all governmental requirements; and (D) has the power and authority to enter into this Agreement and any other documents related therewith.

Litigation There are no judgments outstanding against Dealer and there is no action, suit, proceeding, or investigation now pending against, involving or affecting Dealer, at law, in equity or before any governmental authority that if adversely determined as to Dealer would result in a material adverse change in the business or financial condition of Dealer, nor is there any basis for such action, suit, proceeding or investigation.

Assignment of Interest/Changes of Ownership/Name Dealer shall not voluntarily or by operation of law assign, transfer or otherwise encumber all or any part of Dealer's interest or obligations under Agreement without the prior written consent of “Prodecotech”, which consent shall be at the sole discretion of “Prodecotech”. Dealer further represents and warrants that it shall: (A) notify “Prodecotech” immediately of any changes in its ownership structure or name.

Insurance Dealer shall obtain and maintain, at Dealer's cost and expense, in full force and effect at all times, with all premiums paid thereon, and without notice or demand, insurance with respect to the Product against risks encompassed within the standard policy of fire insurance with extended coverage

Initials: ________ “Prodeco” ________“Dealer”

www.prodecotech.com        800.943.6190

endorsement, theft and other risks as “Prodecotch” may require.  Upon request, Dealer shall provide “Prodecotech” with proof of such insurance.

Forum Dealer hereby irrevocably submits generally and unconditionally for itself to the jurisdiction of the [Eleventh Judicial Circuit Court] of the State of Florida and the United States District Court for the Southern District of Florida, over any suit, action or proceeding arising out of or relating to this Agreement or the Product.  Dealer hereby agrees and consents that, in addition to any methods of service or process provided for under applicable law, all service of process in any such suit, action or proceeding in any state court, or any United States federal court, sitting in the state specified in this Section may be made by certified or registered mail, return receipt requested, directed to Dealer at its address for notice stated in this Agreement, or at a subsequent address of which  “Prodecotech” received actual notice from Dealer in accordance with the Agreement, and service so made shall be complete five (5) days after the same shall have been so mailed.  Nothing herein shall affect the right of “Prodecotech” to serve process in any manner permitted by law or limit the right of “Prodecotech” to bring proceedings against Dealer in any other court or jurisdiction.

Miscellaneous This Agreement may be executed in several counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.  This Agreement, and its validity, enforcement and interpretation, shall be governed by the laws of the State of Florida (without regard to any conflict of laws principles) and applicable United States federal law. This Agreement shall be binding upon Dealer, and Dealer’s heirs, devisees, representatives, successors and assigns, and shall inure to the benefit of and “Prodecotech” its successors and assigns

Notices Unless specifically provided otherwise, any notice for purposes of this Agreement or any other Document shall be given in writing or by telex or by facsimile (fax) transmission and shall be addressed or delivered to the respective addresses set forth in the introduction of this Agreement.  If sent by prepaid, registered or certified mail (return receipt requested), the notice shall be deemed effective when the receipt is signed or when the attempted initial delivery is refused or cannot be made because of a change of address of which the sending party has not been notified; if transmitted by telex, the notice shall be effective when transmitted (answerback confirmed); and if transmitted by facsimile or personal delivery, the notice shall be effective when received.  No notice of change of address shall be effective except upon actual receipt, and service of a notice required by any applicable statute shall be considered complete when the requirements of that statute are met.

Waiver of jury trial.  Dealer, by its execution, and “Prodecotech”, by its acceptance of this agreement, hereby agree as follows: (a) each of them knowingly, voluntarily, intentionally, and irrevocably waives any right it may have to a trial by jury in any lawsuit, proceeding, counterclaim, or other litigation (as used in this section an "action") based upon, or arising out of, under, or in connection with, this agreement or any related documents, instruments, or agreements (whether oral or written and whether express or implied as a result of a course of dealing, a course of conduct, a statement, or other action of either party); (b) neither of them may seek a trial by jury in any such action; (c) neither of them will seek to consolidate any such action (in which a jury trial has been waived) with any other action in which a jury trial cannot be or has not been waived; and (d) neither of them has in any way agreed with or represented to the other of them that the provisions of this section will not be fully enforced in all instances.

The laws of the State of Florida will govern this “Agreement”.

Authorized Signatures

“Dealer”

“Prodecotech”

Company Name _____________________________

“Prodecotech”

Initials: ________ “Prodeco” ________“Dealer”